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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  AUGUST 13, 2002
                                                   ---------------



                         MFA MORTGAGE INVESTMENTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Maryland                      1-13991               13-3974868
----------------------------      ------------------     -----------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)                 File No.)          Identification No.)


              350 PARK AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10022
              -----------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)



Registrant's Telephone Number, Including Area Code:  (212) 207-6400
                                                     --------------



                   AMERICA FIRST MORTGAGE INVESTMENTS, INC. ,
              399 PARK AVENUE, 36TH FLOOR, NEW YORK, NEW YORK 10022
              -----------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS
        ------------

         On August 6, 2002, America First Mortgage Investment, Inc. issued a press release announcing the change of its name from America First Mortgage Investments, Inc. to MFA Mortgage Investments, Inc. effective August 13, 2002. A copy of the press release dated August 6, 2002, is attached as an exhibit hereto and incorporated herein by reference.

ITEM 7. EXHIBITS
        --------

         3.1 Articles of Amendment to the Amended and Restated Articles of America First Mortgage Investments, Inc. filed on August 6, 2002 with the Maryland State Department of Assessments and Taxation.

         3.2      Amended and Restated Bylaws of MFA Mortgage Investments, Inc.

         99.1     Press Release dated August 6, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MFA MORTGAGE INVESTMENTS, INC.


                                      By:  /s/ Stewart Zimmerman
                                           -------------------------------------
                                           Stewart Zimmerman
                                           Chief Executive Officer

Date: August 13, 2002